For period ending June 30, 1997                                      EXHIBIT 77D
                 -------------

File number 811-4919
            --------


                    PAINEWEBBER SERIES TRUST - BALANCED PORTFOLIO

    The Board of Trustees of the Balanced Portfolio has eliminated the non-fundamental policy that the portfolio will seek to maintain a dollar-weighted average maturity of three to ten years for its fixed income investments. The Portfolio now has no limits on the maturities of its fixed income investments.

                  PAINEWEBBER SERIES TRUST - GLOBAL INCOME PORTFOLIO

The following is a summary of the Portfolio's revised policies regarding credit quality.

- Under normal circumstances, the Portfolio will continue to invest at least 65% of its total assets in high quality debt securities. Debt securities are considered to be high quality if they are assigned one of Moody's or S&P s two highest ratings, assigned a comparable rating by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated by an NRSRO, are determined by Mitchell Hutchins to be of comparable quality.

- The Portfolio may invest up to 35% of its total assets in securities that are rated below the top two grades by Moody's or S&P s, assigned a comparable rating by another NRSRO, or if unrated by an NRSRO, are determined by Mitchell Hutchins to be of comparable quality.

- Within the 35% limitation, the Portfolio may not invest more than 20% of its total assets in debt securities rated below investment grade (e.g., as low as D by S&P or C by Moody's, or, in the case of securities assigned a commercial paper rating by S&P, as low as D) or if not so rated, determined by Mitchell Hutchins to be of comparable quality. Investment grade securities are securities rated in one of the four highest grades by S&P or Moody's (e.g., at least BBB by S&P or Baa by Moody's), assigned a comparable rating by another NRSRO, or if unrated by an NRSRO, determined by Mitchell Hutchins to be of comparable quality.

The Board of Trustees also has approved a change to the Portfolio's investment policies to permit investment in debt securities that are not paying current income if Mitchell Hutchins believes these securities have the potential for capital appreciation.

FORM 10f-3    FUND:  PaineWebber Series Trust - Growth Portfolio
                     ---------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.  Issuer:  Ticketmaster
             -----------------------------------------------------------------

2.  Date of Purchase:  11/19/96   3.  Date offering commenced:  11/19/96
                       -----------                              --------------

3.  Underwriters from whom purchased:  Allen & Co.
                                       ---------------------------------------

4.  "Affiliated Underwriter" managing or participating in
    syndicate:  PaineWebber
                --------------------------------------------------------------

5.  Aggregate principal amount of purchase:  290,000
                                             ---------------------------------

6.  Aggregate principal amount of offering:  105,125,000
                                             ---------------------------------

7.  Purchase price (net of fees and expenses):  14 1/2
                                                ------------------------------

8.  Initial public offering price:  14 1/2
                                    ------------------------------------------

9.  Commission, spread or profit:           %         $   .61
                                  -----------         ------------------------


10. Have the following conditions been satisfied?                YES       NO
                                                                 ---       --

    a.   The securities are part of an issue registered under
         the Securities Act of 1933 which is being offered to
         the public or are "municipal securities" as defined
         in Section 3(a)(29) of the Securities Exchange Act
         of 1934.                                                 X
                                                                -----    -----

    b.   The securities were purchased prior to the end of
         the first full business day of the offering at not
         more than the initial offering price (or, if a
         rights offering, the securities were purchased on or
         before the fourth day preceding the day on which the
         offering terminated.                                     X
                                                                -----    -----

    c.   The underwriting was a firm commitment underwriting.     X
                                                                -----    -----

    d.   The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for underwriting similar securities during the same
         period.                                                  X
                                                                -----    -----


    e.   (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in
         continuous operation for not less than three years.      X
                                                                -----    -----

         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization OR, if the issuer
         or entity supplying the revenues from which the
         issue is to be paid shall have been in continuous
         operation for less than three years (including any
         predecessor), the issue has received one of the
         three highest ratings from at least one such rating
         organization.                                           N/A
                                                                -----    -----


    f.   The amount of such securities purchased by all of
         the investment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount
         of the offering or $500,000 in principal amount,
         whichever is greater, PROVIDED that in no event did
         such amount exceed 10% of the principal amount of
         the offering.                                            X
                                                                -----    -----

    g.   The purchase price was less than 3% of the Fund's
         total assets.                                            X
                                                                -----    -----

    h.   No Affiliated Underwriter was a direct or indirect
         participant in or beneficiary of the sale or, with
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to
         the account of any Affiliated Underwriter.               X
                                                                -----    -----



Approved:  /s/ Ellen R. Harris              Date:  11/19/96
          ------------------------                 --------------

FORM 10f-3    FUND:  PaineWebber Series Trust - Growth Portfolio
                     ---------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.  Issuer:  Triangle Pharm.
             -----------------------------------------------------------------

2.  Date of Purchase:  11/1/96    3.  Date offering commenced:  11/1/96
                       -----------                              --------------

3.  Underwriters from whom purchased:  Dillon Reed
                                       ---------------------------------------

4.  "Affiliated Underwriter" managing or participating in
    syndicate: PaineWebber
               ---------------------------------------------------------------

5.  Aggregate principal amount of purchase:  100,000
                                             ---------------------------------

6.  Aggregate principal amount of offering:  40,000,000
                                             ---------------------------------

7.  Purchase price (net of fees and expenses):  10
                                                ------------------------------

8.  Initial public offering price:  10
                                    ------------------------------------------

9.  Commission, spread or profit:           %         $    .42
                                   ----------         ------------------------

10. Have the following conditions been satisfied?                YES       NO
                                                                 ---       --

    a.   The securities are part of an issue registered under
         the Securities Act of 1933 which is being offered to
         the public or are "municipal securities" as defined
         in Section 3(a)(29) of the Securities Exchange Act
         of 1934.                                                 X
                                                                -----    -----

    b.   The securities were purchased prior to the end of
         the first full business day of the offering at not
         more than the initial offering price (or, if a
         rights offering, the securities were purchased on or
         before the fourth day preceding the day on which the
         offering terminated.                                     X
                                                                -----    -----

    c.   The underwriting was a firm commitment underwriting.     X
                                                                -----    -----

    d.   The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for underwriting similar securities during the same
         period.                                                  X
                                                                -----    -----


    e.   (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in
         continuous operation for not less than three years.      X
                                                                -----    -----

         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization OR, if the issuer
         or entity supplying the revenues from which the
         issue is to be paid shall have been in continuous
         operation for less than three years (including any
         predecessor), the issue has received one of the
         three highest ratings from at least one such rating
         organization.                                           N/A
                                                                -----    -----


    f.   The amount of such securities purchased by all of
         the investment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount
         of the offering or $500,000 in principal amount,
         whichever is greater, PROVIDED that in no event did
         such amount exceed 10% of the principal amount of
         the offering.                                            X
                                                                -----    -----

    g.   The purchase price was less than 3% of the Fund's
         total assets.                                            X
                                                                -----    -----

    h.   No Affiliated Underwriter was a direct or indirect
         participant in or beneficiary of the sale or, with
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to
         the account of any Affiliated Underwriter.               X
                                                                -----    -----



Approved:  /s/ Ellen R. Harris              Date:  11/17/96
          ------------------------                 --------------

FORM 10f-3    FUND:  PaineWebber Series Trust - Growth Portfolio
                      --------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.  Issuer:  APT Satellite Holdings
             -----------------------------------------------------------------

2.  Date of Purchase:  12/13/96   3.  Date offering commenced:  12/13/96
                       -----------                              --------------

3.  Underwriters from whom purchased:  Donaldson Lufkin & Jenrette
                                       ---------------------------------------

4.  "Affiliated Underwriter" managing or participating in
    syndicate:  PaineWebber
                --------------------------------------------------------------

5.  Aggregate principal amount of purchase:  70,000
                                             ---------------------------------

6.  Aggregate principal amount of offering:  183,820,000
                                             ---------------------------------

7.  Purchase price (net of fees and expenses):  14
                                                ------------------------------

8.  Initial public offering price:  14
                                    ------------------------------------------

9.  Commission, spread or profit:                %         $   .42
                                   ---------------         -------------------

10. Have the following conditions been satisfied?                YES       NO
                                                                 ---       --

    a.   The securities are part of an issue registered under
         the Securities Act of 1933 which is being offered to
         the public or are "municipal securities" as defined
         in Section 3(a)(29) of the Securities Exchange Act
         of 1934.                                                 X
                                                                -----    -----

    b.   The securities were purchased prior to the end of
         the first full business day of the offering at not
         more than the initial offering price (or, if a
         rights offering, the securities were purchased on or
         before the fourth day preceding the day on which the
         offering terminated.                                     X
                                                                -----    -----

    c.   The underwriting was a firm commitment underwriting.     X
                                                                -----    -----

    d.   The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for underwriting similar securities during the same
         period.                                                  X
                                                                -----    -----


    e.   (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in
         continuous operation for not less than three years.      X
                                                                -----    -----

         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization OR, if the issuer
         or entity supplying the revenues from which the
         issue is to be paid shall have been in continuous
         operation for less than three years (including any
         predecessor), the issue has received one of the
         three highest ratings from at least one such rating
         organization.                                           N/A
                                                                -----    -----


    f.   The amount of such securities purchased by all of
         the investment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount
         of the offering or $500,000 in principal amount,
         whichever is greater, PROVIDED that in no event did
         such amount exceed 10% of the principal amount of
         the offering.                                            X
                                                                -----    -----

    g.   The purchase price was less than 3% of the Fund's
         total assets.                                            X
                                                                -----    -----

    h.   No Affiliated Underwriter was a direct or indirect
         participant in or beneficiary of the sale or, with
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to
         the account of any Affiliated Underwriter.               X
                                                                -----    -----



Approved:  /s/ Ellen R. Harris              Date:  12/17/96
          ------------------------                 --------------

FORM 10f-3    FUND:  PaineWebber Series Trust - Growth Portfolio
                     ---------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.  Issuer:  Washington Mutual
             -----------------------------------------------------------------

2.  Date of Purchase:  1/22/97    3.  Date offering commenced:  1/22/97
                       -----------                              --------------

3.  Underwriters from whom purchased:  Merrill Lynch
                                       ---------------------------------------

4.  "Affiliated Underwriter" managing or participating in
    syndicate:  PaineWebber
                --------------------------------------------------------------

5.  Aggregate principal amount of purchase:  71,250
                                             ---------------------------------

6.  Aggregate principal amount of offering:  642,977,500
                                             ---------------------------------

7.  Purchase price (net of fees and expenses):  47 1/2
                                                ------------------------------

8.  Initial public offering price:  47 1/2
                                    ------------------------------------------

9.  Commission, spread or profit:                %         $  .57
                                   ---------------         -------------------

10. Have the following conditions been satisfied?                YES       NO
                                                                 ---       --

    a.   The securities are part of an issue registered under
         the Securities Act of 1933 which is being offered to
         the public or are "municipal securities" as defined
         in Section 3(a)(29) of the Securities Exchange Act
         of 1934.                                                 X
                                                                -----    -----

    b.   The securities were purchased prior to the end of
         the first full business day of the offering at not
         more than the initial offering price (or, if a
         rights offering, the securities were purchased on or
         before the fourth day preceding the day on which the
         offering terminated.                                     X
                                                                -----    -----

    c.   The underwriting was a firm commitment underwriting.     X
                                                                -----    -----

    d.   The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for underwriting similar securities during the same
         period.                                                  X
                                                                -----    -----


    e.   (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in
         continuous operation for not less than three years.      X
                                                                -----    -----

         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization OR, if the issuer
         or entity supplying the revenues from which the
         issue is to be paid shall have been in continuous
         operation for less than three years (including any
         predecessor), the issue has received one of the
         three highest ratings from at least one such rating
         organization.                                           N/A
                                                                -----    -----


    f.   The amount of such securities purchased by all of
         the investment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount
         of the offering or $500,000 in principal amount,
         whichever is greater, PROVIDED that in no event did
         such amount exceed 10% of the principal amount of
         the offering.                                            X
                                                                -----    -----

    g.   The purchase price was less than 3% of the Fund's
         total assets.                                            X
                                                                -----    -----

    h.   No Affiliated Underwriter was a direct or indirect
         participant in or beneficiary of the sale or, with
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to
         the account of any Affiliated Underwriter.               X
                                                                -----    -----



Approved:  /s/ Ellen R. Harris              Date:  1/29/97
          ------------------------                 --------------

FORM 10f-3    FUND:  PaineWebber Series Trust - Growth Portfolio
                     ---------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.  Issuer:  Yurie Systems
             -----------------------------------------------------------------

2.  Date of Purchase:  2/5/97     3.  Date offering commenced:  2/5/97
                       -----------                              --------------

3.  Underwriters from whom purchased:  Alex Brown
                                       ---------------------------------------

4.  "Affiliated Underwriter" managing or participating in
    syndicate:  PaineWebber
                --------------------------------------------------------------

5.  Aggregate principal amount of purchase:  10,800
                                             ---------------------------------

6.  Aggregate principal amount of offering:  48,000,000
                                             ---------------------------------

7.  Purchase price (net of fees and expenses):  12
                                                ------------------------------

8.  Initial public offering price:  12
                                    ------------------------------------------

9.  Commission, spread or profit:                %         $  .47
                                   ---------------         -------------------

10. Have the following conditions been satisfied?                YES       NO
                                                                 ---       --

    a.   The securities are part of an issue registered under
         the Securities Act of 1933 which is being offered to
         the public or are "municipal securities" as defined
         in Section 3(a)(29) of the Securities Exchange Act
         of 1934.                                                 X
                                                                -----    -----

    b.   The securities were purchased prior to the end of
         the first full business day of the offering at not
         more than the initial offering price (or, if a
         rights offering, the securities were purchased on or
         before the fourth day preceding the day on which the
         offering terminated.                                     X
                                                                -----    -----

    c.   The underwriting was a firm commitment underwriting.     X
                                                                -----    -----

    d.   The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for underwriting similar securities during the same
         period.                                                  X
                                                                -----    -----


    e.   (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in
         continuous operation for not less than three years.      X
                                                                -----    -----

         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization OR, if the issuer
         or entity supplying the revenues from which the
         issue is to be paid shall have been in continuous
         operation for less than three years (including any
         predecessor), the issue has received one of the
         three highest ratings from at least one such rating
         organization.                                           N/A
                                                                -----    -----


    f.   The amount of such securities purchased by all of
         the investment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount
         of the offering or $500,000 in principal amount,
         whichever is greater, PROVIDED that in no event did
         such amount exceed 10% of the principal amount of
         the offering.                                            X
                                                                -----    -----

    g.   The purchase price was less than 3% of the Fund's
         total assets.                                            X
                                                                -----    -----

    h.   No Affiliated Underwriter was a direct or indirect
         participant in or beneficiary of the sale or, with
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to
         the account of any Affiliated Underwriter.               X
                                                                -----    -----



Approved:  /s/ Ellen R. Harris              Date:  2/5/97
          ------------------------                 --------------

FORM 10f-3    FUND:  PaineWebber Series Trust - Growth Portfolio
                     ---------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.  Issuer:  Samsonite Corp.
             -----------------------------------------------------------------

2.  Date of Purchase:  2/6/97     3.  Date offering commenced:  2/6/97
                       -----------                              --------------

3.  Underwriters from whom purchased:  Merrill Lynch
                                       ---------------------------------------

4.  "Affiliated Underwriter" managing or participating in
    syndicate:  PaineWebber
                --------------------------------------------------------------

5.  Aggregate principal amount of purchase:  37,800
                                             ---------------------------------

6.  Aggregate principal amount of offering:  328,572,552
                                             ---------------------------------

7.  Purchase price (net of fees and expenses):  42
                                                ------------------------------

8.  Initial public offering price:  42
                                    ------------------------------------------

9.  Commission, spread or profit:                %         $  .1.21
                                   ---------------         -------------------

10. Have the following conditions been satisfied?                YES       NO
                                                                 ---       --

    a.   The securities are part of an issue registered under
         the Securities Act of 1933 which is being offered to
         the public or are "municipal securities" as defined
         in Section 3(a)(29) of the Securities Exchange Act
         of 1934.                                                 X
                                                                -----    -----

    b.   The securities were purchased prior to the end of
         the first full business day of the offering at not
         more than the initial offering price (or, if a
         rights offering, the securities were purchased on or
         before the fourth day preceding the day on which the
         offering terminated.                                     X
                                                                -----    -----

    c.   The underwriting was a firm commitment underwriting.     X
                                                                -----    -----

    d.   The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for underwriting similar securities during the same
         period.                                                  X
                                                                -----    -----


    e.   (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in
         continuous operation for not less than three years.      X
                                                                -----    -----

         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization OR, if the issuer
         or entity supplying the revenues from which the
         issue is to be paid shall have been in continuous
         operation for less than three years (including any
         predecessor), the issue has received one of the
         three highest ratings from at least one such rating
         organization.                                           N/A
                                                                -----    -----


    f.   The amount of such securities purchased by all of
         the investment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount
         of the offering or $500,000 in principal amount,
         whichever is greater, PROVIDED that in no event did
         such amount exceed 10% of the principal amount of
         the offering.                                            X
                                                                -----    -----

    g.   The purchase price was less than 3% of the Fund's
         total assets.                                            X
                                                                -----    -----

    h.   No Affiliated Underwriter was a direct or indirect
         participant in or beneficiary of the sale or, with
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to
         the account of any Affiliated Underwriter.               X
                                                                -----    -----



Approved:  /s/ Ellen R. Harris              Date:  2/6/97
          ------------------------                 --------------

FORM 10F-3    FUND:  PaineWebber Series Trust - Growth Portfolio
                     ---------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.  Issuer:  Four Media
             -----------------------------------------------------------------

2.  Date of Purchase:  2/7/97     3.  Date offering commenced:  2/7/97
                       -----------                              --------------

3.  Underwriters from whom purchased:  Furman Selz
                                       ---------------------------------------

4.  "Affiliated Underwriter" managing or participating in
    syndicate:  PaineWebber
                --------------------------------------------------------------

5.  Aggregate principal amount of purchase:  150,000
                                             ---------------------------------

6.  Aggregate principal amount of offering:  50,000,000
                                             ---------------------------------

7.  Purchase price (net of fees and expenses):  10
                                                ------------------------------

8.  Initial public offering price:  10
                                    ------------------------------------------

9.  Commission, spread or profit:                %         $   .42
                                   ---------------         -------------------

10. Have the following conditions been satisfied?                YES       NO
                                                                 ---       --

    a.   The securities are part of an issue registered under
         the Securities Act of 1933 which is being offered to
         the public or are "municipal securities" as defined
         in Section 3(a)(29) of the Securities Exchange Act
         of 1934.                                                 X
                                                                -----    -----

    b.   The securities were purchased prior to the end of
         the first full business day of the offering at not
         more than the initial offering price (or, if a
         rights offering, the securities were purchased on or
         before the fourth day preceding the day on which the
         offering terminated.                                     X
                                                                -----    -----

    c.   The underwriting was a firm commitment underwriting.     X
                                                                -----    -----

    d.   The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for underwriting similar securities during the same
         period.                                                  X
                                                                -----    -----


    e.   (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in
         continuous operation for not less than three years.      X
                                                                -----    -----

         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization OR, if the issuer
         or entity supplying the revenues from which the
         issue is to be paid shall have been in continuous
         operation for less than three years (including any
         predecessor), the issue has received one of the
         three highest ratings from at least one such rating
         organization.                                           N/A
                                                                -----    -----


    f.   The amount of such securities purchased by all of
         the investment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount
         of the offering or $500,000 in principal amount,
         whichever is greater, PROVIDED that in no event did
         such amount exceed 10% of the principal amount of
         the offering.                                            X
                                                                -----    -----

    g.   The purchase price was less than 3% of the Fund's
         total assets.                                            X
                                                                -----    -----

    h.   No Affiliated Underwriter was a direct or indirect
         participant in or beneficiary of the sale or, with
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to
         the account of any Affiliated Underwriter.               X
                                                                -----    -----



Approved:  /s/ Ellen R. Harris              Date:  2/7/97
          ------------------------                 --------------

FORM 10f-3    FUND:  PaineWebber Series Trust - Growth & Income Portfolio
                     ---------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.  Issuer:  Yurie Systems
             -----------------------------------------------------------------

2.  Date of Purchase:  2/5/97     3.  Date offering commenced:  2/5/97
                       -----------                              --------------

3.  Underwriters from whom purchased:  Alex Brown
                                       ---------------------------------------

4.  "Affiliated Underwriter" managing or participating in
    syndicate:  PaineWebber
                --------------------------------------------------------------

5.  Aggregate principal amount of purchase:  3,600
                                             ---------------------------------

6.  Aggregate principal amount of offering:  48,000,000
                                             ---------------------------------

7.  Purchase price (net of fees and expenses):  12
                                                ------------------------------

8.  Initial public offering price:  12
                                    ------------------------------------------

9.  Commission, spread or profit:                %         $   .47
                                   ---------------         -------------------

10. Have the following conditions been satisfied?                YES       NO
                                                                 ---       --

    a.   The securities are part of an issue registered under
         the Securities Act of 1933 which is being offered to
         the public or are "municipal securities" as defined
         in Section 3(a)(29) of the Securities Exchange Act
         of 1934.                                                 X
                                                                -----    -----

    b.   The securities were purchased prior to the end of
         the first full business day of the offering at not
         more than the initial offering price (or, if a
         rights offering, the securities were purchased on or
         before the fourth day preceding the day on which the
         offering terminated.                                     X
                                                                -----    -----

    c.   The underwriting was a firm commitment underwriting.     X
                                                                -----    -----

    d.   The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for underwriting similar securities during the same
         period.                                                  X
                                                                -----    -----


    e.   (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in
         continuous operation for not less than three years.      X
                                                                -----    -----

         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization OR, if the issuer
         or entity supplying the revenues from which the
         issue is to be paid shall have been in continuous
         operation for less than three years (including any
         predecessor), the issue has received one of the
         three highest ratings from at least one such rating
         organization.                                           N/A
                                                                -----    -----


    f.   The amount of such securities purchased by all of
         the investment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount
         of the offering or $500,000 in principal amount,
         whichever is greater, PROVIDED that in no event did
         such amount exceed 10% of the principal amount of
         the offering.                                            X
                                                                -----    -----

    g.   The purchase price was less than 3% of the Fund's
         total assets.                                            X
                                                                -----    -----

    h.   No Affiliated Underwriter was a direct or indirect
         participant in or beneficiary of the sale or, with
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to
         the account of any Affiliated Underwriter.               X
                                                                -----    -----



Approved:  /s/ Mark Tincher                 Date:  2/5/97
          ------------------------                 --------------

FORM 10f-3    FUND:  PaineWebber Series Trust - Growth and Income Portfolio
                     ---------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.  Issuer:  Samsonite Corp.
             -----------------------------------------------------------------

2.  Date of Purchase:  2/6/97     3.  Date offering commenced:  2/6/97
                       -----------                              --------------

3.  Underwriters from whom purchased:  Merrill Lynch
                                       ---------------------------------------

4.  "Affiliated Underwriter" managing or participating in
    syndicate:  PaineWebber
                --------------------------------------------------------------

5.  Aggregate principal amount of purchase:  12,600
                                             ---------------------------------

6.  Aggregate principal amount of offering:  328,572,552
                                             ---------------------------------

7.  Purchase price (net of fees and expenses):  42
                                                ------------------------------

8.  Initial public offering price:  42
                                    ------------------------------------------

9.  Commission, spread or profit:                %         $  1.26
                                   ---------------         -------------------

10. Have the following conditions been satisfied?                YES       NO
                                                                 ---       --

    a.   The securities are part of an issue registered under
         the Securities Act of 1933 which is being offered to
         the public or are "municipal securities" as defined
         in Section 3(a)(29) of the Securities Exchange Act
         of 1934.                                                 X
                                                                -----    -----

    b.   The securities were purchased prior to the end of
         the first full business day of the offering at not
         more than the initial offering price (or, if a
         rights offering, the securities were purchased on or
         before the fourth day preceding the day on which the
         offering terminated.                                     X
                                                                -----    -----

    c.   The underwriting was a firm commitment underwriting.     X
                                                                -----    -----

    d.   The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for underwriting similar securities during the same
         period.                                                  X
                                                                -----    -----


    e.   (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in
         continuous operation for not less than three years.      X
                                                                -----    -----

         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization OR, if the issuer
         or entity supplying the revenues from which the
         issue is to be paid shall have been in continuous
         operation for less than three years (including any
         predecessor), the issue has received one of the
         three highest ratings from at least one such rating
         organization.                                           N/A
                                                                -----    -----


    f.   The amount of such securities purchased by all of
         the investment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount
         of the offering or $500,000 in principal amount,
         whichever is greater, PROVIDED that in no event did
         such amount exceed 10% of the principal amount of
         the offering.                                            X
                                                                -----    -----

    g.   The purchase price was less than 3% of the Fund's
         total assets.                                            X
                                                                -----    -----

    h.   No Affiliated Underwriter was a direct or indirect
         participant in or beneficiary of the sale or, with
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to
         the account of any Affiliated Underwriter.               X
                                                                -----    -----



Approved:  /s/ Mark Tincher                 Date:  2/6/97
          ------------------------                 --------------

FORM 10f-3    FUND:  PaineWebber Series Trust - Growth & Income Portfolio
                     ---------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.  Issuer:  U.S. Rental
             -----------------------------------------------------------------

2.  Date of Purchase:  2/21/97    3.  Date offering commenced:  2/21/97
                       -----------                              --------------

3.  Underwriters from whom purchased:  Donaldson, Lufkin & Jenrette
                                       ---------------------------------------

4.  "Affiliated Underwriter" managing or participating in
    syndicate:  PaineWebber
                --------------------------------------------------------------

5.  Aggregate principal amount of purchase:  4,800
                                             ---------------------------------

6.  Aggregate principal amount of offering:  200,000,000
                                             ---------------------------------

7.  Purchase price (net of fees and expenses):  20
                                                ------------------------------

8.  Initial public offering price:  20
                                    ------------------------------------------

9.  Commission, spread or profit:                %         $   .75
                                   ---------------         -------------------

10. Have the following conditions been satisfied?                YES       NO
                                                                 ---       --

    a.   The securities are part of an issue registered under
         the Securities Act of 1933 which is being offered to
         the public or are "municipal securities" as defined
         in Section 3(a)(29) of the Securities Exchange Act
         of 1934.                                                 X
                                                                -----    -----

    b.   The securities were purchased prior to the end of
         the first full business day of the offering at not
         more than the initial offering price (or, if a
         rights offering, the securities were purchased on or
         before the fourth day preceding the day on which the
         offering terminated.                                     X
                                                                -----    -----

    c.   The underwriting was a firm commitment underwriting.     X
                                                                -----    -----

    d.   The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for underwriting similar securities during the same
         period.                                                  X
                                                                -----    -----


    e.   (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in
         continuous operation for not less than three years.      X
                                                                -----    -----

         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization OR, if the issuer
         or entity supplying the revenues from which the
         issue is to be paid shall have been in continuous
         operation for less than three years (including any
         predecessor), the issue has received one of the
         three highest ratings from at least one such rating
         organization.                                           N/A
                                                                -----    -----


    f.   The amount of such securities purchased by all of
         the investment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount
         of the offering or $500,000 in principal amount,
         whichever is greater, PROVIDED that in no event did
         such amount exceed 10% of the principal amount of
         the offering.                                            X
                                                                -----    -----

    g.   The purchase price was less than 3% of the Fund's
         total assets.                                            X
                                                                -----    -----

    h.   No Affiliated Underwriter was a direct or indirect
         participant in or beneficiary of the sale or, with
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to
         the account of any Affiliated Underwriter.               X
                                                                -----    -----



Approved:  /s/ Mark Tincher                 Date:  2/24/97
          ------------------------                 --------------

FORM 10f-3    FUND:  PaineWebber Series Trust - Balanced Portfolio
                     ---------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.  Issuer:  Yurie Systems
             -----------------------------------------------------------------

2.  Date of Purchase:  2/5/97     3.  Date offering commenced:  2/5/97
                       -----------                              --------------

3.  Underwriters from whom purchased:  Alex Brown
                                       ---------------------------------------

4.  "Affiliated Underwriter" managing or participating in
    syndicate:  PaineWebber
                --------------------------------------------------------------

5.  Aggregate principal amount of purchase:  6,000
                                             ---------------------------------

6.  Aggregate principal amount of offering:  48,000
                                             ---------------------------------

7.  Purchase price (net of fees and expenses):  12
                                                ------------------------------

8.  Initial public offering price:  12
                                   -------------------------------------------

9.  Commission, spread or profit:                %         $  .47
                                   ---------------         -------------------

10. Have the following conditions been satisfied?                YES       NO
                                                                 ---       --

    a.   The securities are part of an issue registered under
         the Securities Act of 1933 which is being offered to
         the public or are "municipal securities" as defined
         in Section 3(a)(29) of the Securities Exchange Act
         of 1934.                                                 X
                                                                -----    -----

    b.   The securities were purchased prior to the end of
         the first full business day of the offering at not
         more than the initial offering price (or, if a
         rights offering, the securities were purchased on or
         before the fourth day preceding the day on which the
         offering terminated.                                     X
                                                                -----    -----

    c.   The underwriting was a firm commitment underwriting.     X
                                                                -----    -----

    d.   The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for underwriting similar securities during the same
         period.                                                  X
                                                                -----    -----


    e.   (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in
         continuous operation for not less than three years.      X
                                                                -----    -----

         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization OR, if the issuer
         or entity supplying the revenues from which the
         issue is to be paid shall have been in continuous
         operation for less than three years (including any
         predecessor), the issue has received one of the
         three highest ratings from at least one such rating
         organization.                                           N/A
                                                                -----    -----


    f.   The amount of such securities purchased by all of
         the investment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount
         of the offering or $500,000 in principal amount,
         whichever is greater, PROVIDED that in no event did
         such amount exceed 10% of the principal amount of
         the offering.                                            X
                                                                -----    -----

    g.   The purchase price was less than 3% of the Fund's
         total assets.                                            X
                                                                -----    -----

    h.   No Affiliated Underwriter was a direct or indirect
         participant in or beneficiary of the sale or, with
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to
         the account of any Affiliated Underwriter.               X
                                                                -----    -----



Approved:  /s/ Mark Tincher                 Date:  2/5/97
          ------------------------                 --------------

FORM 10f-3    FUND:  PaineWebber Series Trust - Balanced Portfolio
                     ---------------------------------------------------------

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures


1.  Issuer:  Samsonite Corp.
             -----------------------------------------------------------------

2.  Date of Purchase:  2/6/97     3.  Date offering commenced:  2/6/97
                       -----------                              --------------

3.  Underwriters from whom purchased:  Merrill Lynch
                                       ---------------------------------------

4.  "Affiliated Underwriter" managing or participating in
    syndicate:  PaineWebber
                --------------------------------------------------------------

5.  Aggregate principal amount of purchase:  35,200
                                             ---------------------------------

6.  Aggregate principal amount of offering:  328,572,552
                                             ---------------------------------

7.  Purchase price (net of fees and expenses):  42
                                                ------------------------------

8.  Initial public offering price:  42
                                    ------------------------------------------

9.  Commission, spread or profit:                %         $   1.26
                                   ---------------         -------------------

10. Have the following conditions been satisfied?                YES       NO
                                                                 ---       --

    a.   The securities are part of an issue registered under
         the Securities Act of 1933 which is being offered to
         the public or are "municipal securities" as defined
         in Section 3(a)(29) of the Securities Exchange Act
         of 1934.                                                 X
                                                                -----    -----

    b.   The securities were purchased prior to the end of
         the first full business day of the offering at not
         more than the initial offering price (or, if a
         rights offering, the securities were purchased on or
         before the fourth day preceding the day on which the
         offering terminated.                                     X
                                                                -----    -----

    c.   The underwriting was a firm commitment underwriting.     X
                                                                -----    -----

    d.   The commission, spread or profit was reasonable and
         fair in relation to that being received by others
         for underwriting similar securities during the same
         period.                                                  X
                                                                -----    -----


    e.   (1)  If securities are registered under the
         Securities Act of 1933, the issuer of the
         securities and its predecessor have been in
         continuous operation for not less than three years.      X
                                                                -----    -----

         (2)  If securities are municipal securities, the
         issue of securities has received an investment
         grade rating from a nationally recognized
         statistical rating organization OR, if the issuer
         or entity supplying the revenues from which the
         issue is to be paid shall have been in continuous
         operation for less than three years (including any
         predecessor), the issue has received one of the
         three highest ratings from at least one such rating
         organization.                                           N/A
                                                                -----    -----


    f.   The amount of such securities purchased by all of
         the investment companies advised by Mitchell
         Hutchins did not exceed 4% of the principal amount
         of the offering or $500,000 in principal amount,
         whichever is greater, PROVIDED that in no event did
         such amount exceed 10% of the principal amount of
         the offering.                                            X
                                                                -----    -----

    g.   The purchase price was less than 3% of the Fund's
         total assets.                                            X
                                                                -----    -----

    h.   No Affiliated Underwriter was a direct or indirect
         participant in or beneficiary of the sale or, with
         respect to municipal securities, no purchases were
         designated as group sales or otherwise allocated to
         the account of any Affiliated Underwriter.               X
                                                                -----    -----



Approved:  /s/ Mark Tincher                 Date:  2/6/97
          ------------------------                 --------------